UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2013

TRUNKBOW INTERNATIONAL HOLDINGS LIMITED

(Exact Name of Registrant as Specified in Charter)

Nevada	000-1485933	26-3552213
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1217-1218, 12F of Tower B, Gemdale Plaza, No. 91 Jianguo Road, Chaoyang District, Beijing, People’s Republic of China 100022
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: +86 10 85712518

____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 18, 2013, Trunkbow International Holdings Ltd., a Nevada corporation (the “Company”), received a notice (the “Notice”) from the NASDAQ Stock Market LLC (“NASDAQ”), indicating that the Company is no longer in compliance with the NASDAQ Listing Rule 5250(c)(1) due to the Company’s inability to timely file its Annual Report on Form 10-K for the year ended December 31, 2012 (the “Annual Report”) with the U.S. Securities & Exchange Commission (the “SEC”). NASDAQ had previously halted trading in the Company’s shares, on April 17, 2013.

The trading halt relates to NASDAQ’s request for further information regarding the Company’s inability to timely file its Annual Report with the SEC. On April 2, 2013, the Company filed a notification of late filing pursuant to Rule 12b-25 with the SEC, giving the Company until April 16, 2013 to file its Annual Report. However, the Company was unable to file its Annual Report during the 12b-25 extension period.

Following the imposition of the trading halt, NASDAQ elected to exercise its discretionary authority under the Listing Rule 5101 to require the Company to submit a plan of compliance regarding the filing of its Annual Report by May 2, 2013. In connection with the trading halt, NASDAQ has requested the Company to provide certain information with respect to the Company’s auditing issues related to customer confirmations, inventory and equipment. The Company intends to submit such information and its plan of compliance by May 2, 2013. Upon receipt of this plan, NASDAQ may, at its discretion, grant the Company a further extension to complete the filing of its Annual Report and regain compliance with NASDAQ’s continued listing requirements.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On April 19, 2013, the Company received notification from Mr. Albert Liu that he intended to resign as a member of the Board of Directors of the Company, effective April 19, 2013. There was no disagreement between Mr. Liu and the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01. Other Events.

On April 22, 2013, the Company issued a press release relating to the Notice received from NASDAQ indicating that the Company is no longer in compliance with the NASDAQ Listing Rule 5250(c)(1) due to the Company’s inability to timely file its Annual Report with the SEC. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated April 22, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2013	TRUNKBOW INTERNATIONAL HOLDINGS LTD.

	By:	/s/ Yuanjun Ye
Name: Yuanjun Ye Title: Chief Financial Officer